                               [CITISTREET LOGO]

                         [GLOBE GRAPHIC]
                                               I SHARES

                                         PROSPECTUS   MAY 1, 2005

                                         - CITISTREET INTERNATIONAL STOCK FUND
                                         - CITISTREET SMALL COMPANY STOCK FUND
                                         - CITISTREET LARGE COMPANY STOCK FUND
                                         - CITISTREET DIVERSIFIED BOND FUND

              The Funds have two classes of shares. This prospectus describes the I Shares class of the Funds (the "Shares"). The Shares are available only through certain variable annuity contracts, variable life insurance contracts, and qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code).

              AS WITH ALL MUTUAL FUNDS, NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              PROSPECTUS CONTENTS

Summary of Investment Objectives and Strategies.............    1
Summary of Investment Risks.................................    2
Performance.................................................    3
Fees and Expenses...........................................    5
Investment Objectives, Strategies, and Risks................    6
     CitiStreet International Stock Fund....................    6
     CitiStreet Small Company Stock Fund....................    7
     CitiStreet Large Company Stock Fund....................    8
     CitiStreet Diversified Bond Fund.......................    9
     Temporary Defensive Positions..........................   11
Management of the Funds.....................................   12
Pricing, Purchase, and Redemption of Shares.................   20
     Pricing of Shares......................................   20
     Purchase and Redemption of Shares......................   20
     Distributions..........................................   22
Other Information...........................................   22
     Classes of Shares......................................   22
     Federal Income Taxes...................................   22
     Monitoring for Possible Conflict.......................   22
Financial Highlights........................................   22

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

SUMMARY OF INVESTMENT OBJECTIVES AND STRATEGIES

INTERNATIONAL STOCK FUND

Objective:  Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

Strategy:   Invests in stocks of companies from at least five foreign countries.

         - The companies in which the Fund invests are generally large and well-established in their home country.

         -   The Fund invests primarily in countries with developed economies.

         - The Fund chooses companies that it expects to increase in value over the long-term.

         - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments).

SMALL COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of smaller companies.

LARGE COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of larger, well-established companies.

DIVERSIFIED BOND FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

         -   Investment-grade corporate bonds.

             + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations.

         -   U.S. government bonds.

         -   Foreign government bonds.

         -   Mortgage-related securities.

             + Mortgage-related securities provide an interest in a pool of home or commercial mortgages.

         -   Asset-backed securities.

             + Asset-backed securities provide an interest in a pool of assets like trade receivables.

         -   High-yield bonds.

             + High-yield bonds, commonly known as "junk bonds," pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal.

SUMMARY OF INVESTMENT RISKS

     Throughout this prospectus, the Funds appear in declining order of risk. For each of the Funds, the share price fluctuates over time. The total return of a Fund could be negative during the period you invest in the Fund, in which case you would lose part of your investment when you redeemed your shares.

     We describe below some of the risks specific to each Fund.

INTERNATIONAL STOCK FUND

     - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions. All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. companies.

     - Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

     - Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

     - Changing currency exchange rates can decrease the U.S. dollar value of foreign stocks.

SMALL COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - The prices of small companies tend to fluctuate more than those of larger, more established companies.

LARGE COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - Investing in larger, well-established companies, such as the ones the Fund invests in, may be less risky than investing in the stocks of smaller companies.

DIVERSIFIED BOND FUND

     -  The prices of bonds fluctuate depending upon interest rates.

     - As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

     - The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

     - Investment in bonds involves credit risk, the risk that the issuer could default on its obligations and the Fund not recover its investment. High-yield bonds have a greater risk of default than investment grade bonds.

PERFORMANCE

   The bar charts and tables shown below provide an indication of the risks of investing in each Fund by showing how each Fund's performance has varied over time and how each Fund's return over time compares to its respective benchmark. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

INTERNATIONAL STOCK FUND
[BAR CHART]

1995                                                                             19.00
1996                                                                             21.93
1997                                                                              5.04
1998                                                                             14.91
1999                                                                             32.52
2000                                                                             -8.03
2001                                                                            -21.44
2002                                                                            -22.31
2003                                                                             30.04
2004                                                                             14.84

Highest Quarterly
  Return:                  20.96 (4th quarter 1999)
Lowest Quarterly
  Return:                 -20.44 (3rd quarter 2002)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                                     MORGAN STANLEY
                                  CAPITAL INTERNATIONAL
                                   EUROPE, AUSTRALIA,
                       THE FUND      FAR EAST INDEX
Past 1 Year:            14.84%           20.70%
Past 5 Years:            3.47%           -0.80%
Past 10 Years:           6.88%            5.94%

SMALL COMPANY STOCK FUND
[BAR CHART]

1995                                                                             31.23
1996                                                                             -3.03
1997                                                                              6.78
1998                                                                             -8.65
1999                                                                             36.71
2000                                                                             10.08
2001                                                                              1.57
2002                                                                            -23.72
2003                                                                             43.06
2004                                                                             14.94

Highest Quarterly
  Return:                  24.96 (4th quarter 1999)
Lowest Quarterly
  Return:                 -23.13 (3rd quarter 1998)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                       THE FUND   RUSSELL 2500 INDEX
Past 1 Year:            14.94%          18.30%
Past 5 Years:            7.00%           8.35%
Past 10 Years:           9.13%          13.76%

   If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should note that the performance shown does not include charges of the contract itself, such as mortality and expense risk charges. The performance would be lower if it did include these types of charges.

LARGE COMPANY STOCK
[BAR CHART]

1995                                                                             38.56
1996                                                                             23.20
1997                                                                             31.67
1998                                                                             15.54
1999                                                                             -0.28
2000                                                                            -14.96
2001                                                                            -15.74
2002                                                                            -22.84
2003                                                                             28.14
2004                                                                             10.04

Highest Quarterly
  Return:                15.48 (2nd quarter 2003)
Lowest Quarterly
  Return:               -17.04 (3rd quarter 2002)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                       THE FUND   S&P 500 INDEX
Past 1 Year:            10.04%       10.87%
Past 5 Years:           -4.86%       -2.30%
Past 10 Years:           7.27%       12.07%

DIVERSIFIED BOND FUND*
[BAR CHART]

1995                                                                             22.44
1996                                                                              1.34
1997                                                                             12.01
1998                                                                              9.04
1999                                                                             -2.74
2000                                                                             12.35
2001                                                                              6.86
2002                                                                              8.97
2003                                                                              5.58
2004                                                                              4.65

Highest Quarterly
  Return:                 7.34 (2nd quarter 1995)
Lowest Quarterly
  Return:                -4.38 (1st quarter 1996)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                                        LEHMAN
                                       BROTHERS
                                      AGGREGATE
                           THE FUND   BOND INDEX
Past 1 Year:                4.65%        4.34%
Past 5 Years:               7.65%        7.71%
Past 10 Years:              7.86%        7.72%
* Prior to May 1, 2001, the Diversified Bond
  Fund was named the Long-Term Bond Fund and had
  an objective of investing primarily in
  long-term fixed income securities. The
  Diversified Bond Fund has an objective of
  investing primarily in fixed income securities
  of varying maturities.

   If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should note that the performance shown does not include charges of the contract itself, such as mortality and expense risk charges. The performance would be lower if it did include these types of charges.

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of each Fund. If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should refer instead to the corresponding table in its prospectus. The fee table in the contract prospectus includes additional contract charges not reflected below.

                                                                INT'L     SMALL        LARGE      DIVERSIFIED
                                                                STOCK    COMPANY      COMPANY        BOND
                                                                FUND    STOCK FUND   STOCK FUND      FUND
                                                                -----   ----------   ----------   -----------
SHAREHOLDER FEES (paid directly from your investment)
    Sales Charge (Load) on Purchases                             N/A        N/A          N/A           N/A
    Deferred Sales Charge (Load)                                 N/A        N/A          N/A           N/A
    Sales Charge (Load) on Reinvested Dividends                  N/A        N/A          N/A           N/A
    Redemption Fee                                               N/A        N/A          N/A           N/A
    Exchange Fee                                                 N/A        N/A          N/A           N/A
    Account Fee                                                  N/A        N/A          N/A           N/A
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund
 Assets)
    Management Fees                                             0.71%     0.59%        0.53%         0.44%
    Distribution (12b-1) Fees                                   None       None         None          None
    Other Expenses                                              0.18%     0.15%        0.11%         0.10%
                                                                -----     -----        -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            0.89%     0.74%        0.64%         0.54%

EXAMPLE

   This Example is meant to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, this Example does not include any expenses charged under that contract, and the expenses would be higher if they included contract expenses.

   The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                   INT'L      SMALL        LARGE      DIVERSIFIED
                                                                                   STOCK     COMPANY      COMPANY        BOND
                                                                                    FUND    STOCK FUND   STOCK FUND      FUND
                                                                                   ------   ----------   ----------   -----------
                1 year....................................................         $   91      $ 76         $ 66         $ 55
                3 years...................................................         $  285      $237         $205         $174
                5 years...................................................         $  495      $413         $358         $302
                10 years..................................................         $1,100      $921         $800         $678

You would pay the same expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

     The investment objectives, strategies, and risks for each Fund appear below. As with all mutual funds, it is possible that a Fund could fail to achieve its objective.

CITISTREET INTERNATIONAL STOCK FUND

     Investment Objective. The International Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

     Investment Strategies. The Fund invests in stocks of companies from at least five foreign countries.

      - The companies in which the Fund invests are generally large and well-established in their home country.

      -  The Fund invests primarily in countries with developed economies.

      - The Fund chooses companies that it expects to increase in value over the long-term.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments).

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have significant growth in earnings over the long-term.

        + One of the Fund's subadvisers uses a "core" approach, which seeks to maintain a regional balance in investments similar to the Fund's benchmark index.

     Investment Risks.

      - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.

        + Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign stocks.

      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.

      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.

CITISTREET SMALL COMPANY STOCK FUND

     Investment Objective. The Small Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in common stocks (or similar equity-related investments) of smaller companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on small companies that the subadviser expects to have significant growth in earnings over the long term.

        + One of the Fund's subadvisers uses an "index" approach, with an objective of matching the performance of the Russell 2500 Index.

      - The Fund invests primarily in U.S. companies, but may also invest some of its assets in foreign companies as well.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of companies with a market value no greater than the largest company in the Russell 2500 Index (measured as of the date of investment). As of June 2004, the largest company in the index had a market capitalization of approximately $4 billion.

      -  The Fund may invest in stocks sold in initial public offerings
         ("IPOs").

     Investment Risks.

      - The prices of stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - The stock prices of small companies tend to fluctuate more than those of larger, more established companies.

      - Investing in small company stocks is subject to market capitalization risk, the risk that small company stocks as a group may fall out of favor and not perform as well as stocks of larger companies.

      - Prices of stocks purchased in IPOs may fluctuate more than other stocks.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.

      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.

      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.

CITISTREET LARGE COMPANY STOCK FUND

     Investment Objective. The Large Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in the stocks (or similar equity-related investments) of larger, well-established companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have above-average earnings growth.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the S&P 500 Index.

      - The Fund invests primarily in the stocks of U.S. companies, but may also invest some of its assets in the stocks of large, well-established foreign companies.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of companies with a market value no less than the smallest company in the S&P 500 Index (measured as of the date of investment). As of December 31, 2004, the smallest company in the S&P Index had a market capitalization of approximately $750 million.

     Investment Risks.

      - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - Investing in larger, well-established companies, such as the ones the Fund invests in, may be less risky than investing in the stocks of smaller companies.

      - Investing in large company stocks is subject to market capitalization risk, the risk that large company stocks as a group may fall out of favor and not perform as well as stocks of smaller companies.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.

      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.

      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.

CITISTREET DIVERSIFIED BOND FUND

     Investment Objective. The Diversified Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

     Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

      -  Investment-grade corporate bonds.

        + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations. This category includes investment-grade securities with fixed or floating rates, including loan participations and assignments.

      -  U.S. government and agency bonds, including:

        + Direct obligations of the United States Treasury (such as Treasury bonds and Treasury bills).

        + Bonds issued by agencies of the United States that carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Government National Mortgage Association, Ginnie
           Mae).

        + Bonds issued by agencies and instrumentalities of the United States that are do not carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Federal Home Loan Mortgage Corporation, Freddie Mac, or the Federal National Mortgage Association, Fannie Mae).

      -  Foreign government bonds.

      - Mortgage-related securities (which provide an interest in a pool of home or commercial mortgages).

      - Asset-backed securities (which provide an interest in a pool of assets like trade receivables).

      - High-yield bonds (which are commonly known as "junk bonds," and which pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal). The Fund may invest up to 15% of its assets in these types of bonds.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds.

        + One of the Fund's subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds, but may also invest up to 30% of assets allocated to it in non-U.S. dollar and high-yield bonds.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the Lehman Brothers Aggregate Bond Index.

     Investment Risks.

      -  The prices of bonds fluctuate depending upon interest rates.

        + As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

        + The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

        + In particular, the Fund's shares will usually decrease in value when interest rates increase.

      - Mortgage-related securities decrease in value when interest rates rise, but may not increase in value as much as other types of bonds when interest rates decline.

        + Mortgage borrowers often refinance if interest rates decline, which causes the value of the security to fall.

      -  Foreign bonds may pose greater risks than domestic bonds.

        + Adverse political or economic events in a foreign country could cause the price of a foreign bond to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign bonds than is available for domestic bonds.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign bonds.

      - High-yield bonds have a greater risk of default than investment grade bonds. Default means the bond's issuer -- the company or country that issues the bond -- fails to make one or more interest payments, or fails to repay the principal. If an issuer defaults on a bond held by the Fund, the bond's value will decrease, possibly to near zero, and the Fund's net asset value and total return will decline.

        + The value of high-yield bonds may change drastically in response to economic events or in response to the financial health of the issuer. These price swings will affect the net asset value and total return of the Fund.

        + When the economy is performing poorly, more high-yield bonds may default than normal.

        +  High-yield bonds may not trade as often as higher quality bonds.

      - The Fund generally engages in active and frequent bond trading. Although brokerage expenses increase as turnover increases, the Fund believes that the benefits of more active trading exceed the additional costs.

TEMPORARY DEFENSIVE POSITIONS

     Each Fund may, at times, adopt a temporary defensive position in which the Fund invests a greater proportion of its assets than normal in cash or high quality bonds. A Fund would adopt such a defensive position in response to adverse market, economic, political, or other conditions, or to enable the Fund to take advantage of buying opportunities. If a Fund adopts a defensive position at an inappropriate time, the Fund's return may be lower than it otherwise would have been.

PORTFOLIO HOLDINGS DISCLOSURE

     The Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is described in the Funds' Statement of Additional Information. See the back cover of this prospectus for information about how to obtain a copy of the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

     The Company utilizes a Manager/Subadviser structure for advisory services.

      - CitiStreet Funds Management LLC (the "Manager") has ultimate responsibility for all investment advisory services. It supervises the subadvisers, who make the day-to-day investment decisions for the Funds.

      - Each Fund currently has three subadvisers. For three of the Funds, one subadviser is affiliated with Citigroup Inc., one is affiliated with State Street Corporation, and one is not affiliated with either company. For one fund, a subadviser is affiliated with State Street Corporation, and two are not affiliated with either company. Citigroup Inc. and State Street Corporation indirectly own the Manager. The Manager decides how to allocate each Fund's assets among its subadvisers.

      - Each Fund may change subadvisers or change the agreements with its subadvisers. Although we do not currently intend to do so, the Funds may change their current practice of having three subadvisers per Fund. The Fund can make many of these subadviser changes without shareholder approval. For example, the Fund can add subadvisers not affiliated with the Manager without shareholder approval, but the Fund will send you a notice within 90 days of such a change. If shareholder approval is required, the Fund will send you a proxy statement describing the proposed change.

      - Each Fund pays an investment advisory fee to the Manager and to the subadvisers.

     The following chart lists each Fund's current subadvisers, the total investment advisory fees the Fund paid in 2004 as a percentage of the Fund's average net assets, and the maximum total advisory fees the Fund is permitted to pay, also as a percentage of average net assets.

                                                                                                        MAXIMUM
                                                                                    TOTAL ADVISORY    PERMISSIBLE
                FUND                                   SUBADVISERS                   FEES IN 2004     ADVISORY FEE
                ----                                   -----------                  --------------    ------------
      International Stock Fund              Alliance Capital Management L.P.             0.71%            0.80%
                                           Oechsle International Advisors LLC
                                               SSgA Funds Management, Inc.
      Small Company Stock Fund              TCW Investment Management Company            0.59%            1.05%
                                              Babson Capital Management LLC
                                               SSgA Funds Management, Inc.
      Large Company Stock Fund              Wellington Management Company LLP            0.53%            0.70%
                                            Smith Barney Fund Management LLC
                                               SSgA Funds Management, Inc.
        Diversified Bond Fund             Western Asset Management Company, LLP          0.44%            0.60%
                                          Salomon Brothers Asset Management Inc
                                               SSgA Funds Management, Inc.

     Beginning June 30, 2005, reports to shareholders will contain a discussion of the basis for the Board of Directors' approval of the Funds' advisory agreements. A shareholder report will include disclosure regarding any approvals during the six-month period covered by the report. See the back cover of the prospectus for information about how to obtain a copy of the shareholder reports.

     Information about the Manager and about each of the Subadvisers appears below.

     CITISTREET FUNDS MANAGEMENT LLC (the "Manager") serves as the overall investment adviser to the Funds. The Manager is an indirect wholly-owned subsidiary of CitiStreet LLC, which is indirectly jointly owned 50% by Citigroup Inc. and 50% by State Street Corporation. The Manager retains consultants to assist it in monitoring and evaluating the performance of the subadvisers. The Manager's address is 400 Atrium Drive, Somerset, NJ 08873-4172.

     ALLIANCE CAPITAL MANAGEMENT ("Alliance") serves as a subadviser for the International Stock Fund through its Bernstein Investment Research & Management unit ("Bernstein unit"). Its corporate offices are located at 1345 Avenue of the Americas, New York, NY 10105. Alliance is an indirect subsidiary of AXA Financial, Inc., a global financial services organization. As of December 31, 2004, Alliance managed approximately $539 billion of assets. The following individuals are primarily responsible for the day-to-day management of the portion of the International Stock Fund managed by Alliance. Each individual has had responsibility for the International Stock Fund since 2005.

     The management of and investment decisions for the Fund's portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The four members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria.

     Sharon Fay was appointed CIO -- Global Value equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. She also serves on the firm's Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO -- Canadian Value equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Ms. Fay joined Bernstein in 1990 as a research analyst in investment management, following the airline, lodging, trucking and retail industries. Before joining Bernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard University. Location: London.

     Kevin Simms was named co-CIO -- International Value equities in 2003, which he has assumed in addition to his role as director of research -- Global and International Value equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research -- Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

     Giulio Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a BA from the University of Colorado and an MA in political economy from Boston University. He also completed all course and examination requirements for the PhD program in economics at Boston University. Location: New York.

     Henry D'Auria was named co-CIO of International Value equities in 2003, adding to his responsibilities as CIO -- Emerging Markets Value equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research -- Small Cap Value equities and director of research -- Emerging Markets Value equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural gas companies, and he later covered the financial services industry. Before coming to Bernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. Chartered Financial Analyst. Location: New York.

     BABSON CAPITAL MANAGEMENT LLC ("Babson") serves as a subadviser for the Small Company Stock Fund. Its corporate offices are located at One Memorial Drive, Cambridge, MA 02142-1300. Babson is an indirect subsidiary of Massachusetts Mutual Life Insurance Company. As of December 31, 2004, Babson managed approximately $89.7 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Small Company Stock Fund managed by Babson:

     Paul S. Szczygiel, CFA, Managing Director, Lead-Portfolio Manager, is the team leader responsible for managing Babson Capital's small cap growth portfolios. He has over 20 years of investment experience. Prior to joining Babson Capital (or a former affiliate of Babson Capital) in 1994, he was a stock analyst at Standard & Poor's and Bear Stearns. Paul holds a BA and MBA from Clark University as well as the Chartered Financial Analyst designation. He has had responsibility for the Small Company Stock Fund since 2005.

     Robert K. Baumbach, CFA, Managing Director, is the co-Portfolio Manager for Babson Capital's small cap growth portfolios. He has over 19 years of investment experience. Prior to joining Babson Capital in 1999, he previously held positions at Standard & Poor's, Keystone Custodian Funds, and most recently at Putnam Investments. Rob received a BS from Towson State University and a MS from University of Baltimore. Rob is a Chartered Financial Analyst. He has had responsibility for the Small Company Stock Fund since 2005.

     OECHSLE INTERNATIONAL ADVISORS LLC ("Oechsle") serves as a subadviser to the International Stock Fund. Its corporate offices are located at One International Place, Boston, MA 02110. Oechsle is a Delaware limited liability company. Oechsle was formed and registered as an investment adviser with the SEC in October 1998. As of December 31, 2004, Oechsle managed approximately $16.3 billion in assets. All of Oechsle's portfolio managers and research analysts work together to develop a broad investment strategy, establish a framework of country allocations, and contribute individual stock ideas. The following individual is responsible for the day-to-day management of the portion of the International Stock Fund managed by Oechsle:

     L. Sean Roche is a Managing Principal, CIO, COO and Portfolio Manager/Research Analyst for Oechsle. He is the portfolio manager primarily responsible for overseeing Oechsle's management of its portion of the International Stock Fund and has had this responsibility since 2005. Mr. Roche has final discretion over the day-to-day management of the Portfolio. His research focus is on investments in Europe. He is also responsible for the oversight of the portfolio management investment strategy. Prior to forming Oechsle, Mr. Roche was a Vice President and Portfolio Manager for Putnam International Advisors. Previously, he was associated with Rowe Rudd & Company and James Capel & Company in London, where he worked as a technology analyst. Mr. Roche holds a B.Sc. Econ. (Hons.) from the London School of Economics.

     SALOMON BROTHERS ASSET MANAGEMENT INC ("Salomon Brothers") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Salomon Brothers is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31,

2004, Salomon Brothers managed more than $79.0 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Fund managed by Salomon Brothers:

     Peter Wilby is a Managing Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.

     David Torchia has been a Managing Director of Salomon Brothers since January 1999. Prior to that time, Mr. Torchia was a Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.

     SMITH BARNEY FUND MANAGEMENT LLC ("Smith Barney") serves as one of the subadvisers for the Large Company Stock Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Smith Barney is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2004, Smith Barney managed more than $113.1 billion of money market and mutual fund assets. The following individuals are responsible for the day-to-day management of the portion of the Large Company Stock Fund managed by Smith Barney:

     Tom Vandeventer and Alan Blake are both Managing Directors of Smith Barney. They have had responsibility for the Large Company Stock Fund since 2002.

     SSGA FUNDS MANAGEMENT, INC. ("SSgA") serves as a subadviser to the International Stock Fund, the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund. SSgA is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA was formed in May 2001 as a result of a change in federal law. The corporate offices of SSgA are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. SSgA is an affiliate of State Street Corporation and is an affiliate of the Manager. As of December 31, 2004, SSgA managed approximately $98 billion in assets, and State Street Global Advisors managed approximately $1.2 trillion in assets.

     SSgA manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Citistreet Funds portfolios include the following:

     Large Company Stock Fund and Small Company Stock Fund

     Tom Rawlings is a Principal at State Street Global Advisors and SSgA, and a Portfolio Manager in the Global Structured Products Group. He is the lead portfolio manager for the Large Company Stock Fund and the Small Company Stock Fund. Throughout his career Tom has managed a wide variety of funds, ranging from emerging markets to the US market. Tom's current focus areas include funds benchmarked to the Standard and Poor's, Dow Jones, and Russell Indices. In addition to his fund responsibilities, Tom has worked on formulating trade strategies for index changes, and the Russell reconstitution, and has worked on several project groups focusing on process efficiency, review, and recovery services. Tom also conducts optimization analysis for socially screened portfolios, and performs analysis for general research topics within the Global Structured Products Group. Prior to Tom's current position, he was the equity technical support analyst in the Operations Group. In this role Tom's responsibilities included project management, technical assistance and training, and programming and operations process review worldwide. Tom holds a BS in Management with a concentration in Finance from the University of Massachusetts, Boston, and holds his MBA in Management from Boston University, where he concentrated in Corporate Financial Management and Financial Institutions Analysis. Tom has been working in the investment management field since he joined SSgA in December 1995.

     Karl Schneider is a Principal of State Street Global Advisors and SSgA, and a portfolio manager within the Global Structured Products Group. He joined State Street in 1996 and currently manages the firm's commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Prior to joining the Global Structured Products Group, Karl worked as a portfolio manager in SSgA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Prior to this, he worked as an analyst in State Street's Process Engineering division where he both assisted and led a number of internal consulting engagements aimed at improving operational efficiencies within the custody bank. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

     James May, CFA is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the firm's Global Structured Products Group. He manages a variety of portfolios for the Developed Markets team benchmarked to indexes including MSCI, Standard & Poor's, and Russell. Jim is also responsible for managing several mutual funds, most notably the SSgA S&P 500 Fund which he has managed since 1995. Jim joined SSgA in 1991. Prior to the Global Structured Products Group, Jim worked in the firm's Passive U.S. Equity Operations department as a Senior Analyst. As a member of the Developed Markets team, he worked on the formulation of trading strategies for index change trades, Russell reconstitution, and MSCI quarterly rebalancing and Provisional trades. Jim also served on the Russell 1000 Advisory Committee at the New York Board of Trade. He has been working in the investment management field since 1989 when he joined State Street Corporation's Custody operation. Jim holds an MBA from Boston College and a BS in Finance from Bentley College, and earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.

     Michael Feehily, CFA is a Principal of State Street Global Advisors and SSgA, and head of the U.S. Equity Team within the Global Structured Products Group. Mike is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. He also serves as Portfolio Manager for the firm's Russell 1000 Value and Growth ERISA Funds, the S&P Midcap 400 ERISA Fund, and the SSgA IAM Shares Mutual Fund, in addition to several other commingled and separately managed products. Mike joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mike has been working in the investment management field since 1992. Mike holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He earned the

     Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.

     David Chin is a Principal and Senior Portfolio Manager in the Global Structured Products Group at State Street Global Advisors and SSgA Funds Management Inc. He is responsible for managing both U.S. and International funds. Prior to joining SSgA in 1999, David was a product analyst in the Analytical Services Group at Frank Russell Company. Before this, he worked at OneSource Information Systems developing investment software. Preceding this, he was affiliated with PanAgora Asset Management in the Research and Development group creating quantitative investment models for international equities. David has been working in the investment management field since 1992. David holds a BS in Management Information Systems from the University of Massachusetts/Boston and an MBA from the University of Arizona.

     Diversified Bond Fund:

     John Kirby is a Principal of State Street Global Advisors and SSgA. He is head of the firm's Fixed Income Index team and is the lead portfolio manager for the CitiStreet Diversified Bond Fund. He has managed the product since 1999 and portfolios within the group since 1997. In addition to portfolio management, John's responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has more than 15 years of experience in the fixed income markets. Prior to joining SSgA in 1995, John was with Lowell Blake & Associates in Boston, where he was a Portfolio Manager, responsible for client relations and the firm's fixed income investments. Before this he was a portfolio manager/fixed income analyst with Shawmut Bank and asset/liability risk specialist at CambridgePort Savings. John earned a Bachelors Degree from Boston College. He served as a member of a municipal retirement board for ten years and currently serves on the SSgA Fiduciary Advisory Committee and is a member of the Lehman Brothers Index Advisory Council.

     Michael J. Brunell is a Principal of State Street Global Advisors and SSgA, and is a member of the Passive Fixed Income portfolio management group. Previously, Mike was responsible for managing the U.S. Bond Operation group. He has been working in the investment management field since joining SSgA in 1997. Prior to joining the Fixed Income group, Mike spent 3 years in the Mutual Funds Custody division of State Street Corporation working on the accounting side of various domestic and international equity and bond portfolios. Mike received a Bachelor of Science degree in Business Administration from Saint Michael's College.

     International Stock Fund:

     Paul Moghtader, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity group. Paul is co-lead portfolio manager on the International Stock Fund. He has been responsible for the International Stock Fund since 2005. He is responsible for both stock selection and the portfolio construction process on a daily basis and he is supported by the other backup portfolio managers listed below. The investment process Paul and the team employ is quantitative in nature. Paul currently works from SSgA's Boston office after six years managing portfolios from SSgA's Paris and London offices. Prior to joining SSgA in 1998, Mr. Moghtader worked as a programmer of financial systems. He has eight years of industry experience. Mr. Moghtader earned an M.B.A. from the JL Kellogg Graduate School of Management at Northwestern University and a B.A. in Economics from Macalester College.

     Craig Scholl, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity Group. Craig is co-lead portfolio manager on the International Stock Fund. He has been responsible for the International Stock Fund since 2005. He is responsible for both stock selection and the portfolio construction process on a daily basis and he is supported by the other backup portfolio managers listed below. The investment process Craig and the team employ is quantitative in nature. Prior to joining SSgA in 2000, Mr. Scholl served for 3 years as Managing Director of Public Equities for the Virginia Retirement System, where he was responsible for internally and externally managed portfolios. Before that, from 1990 to 1997, he was a pension investment manager within two large corporations. His prior experience also includes serving as a consultant with InterSec Research and as a vice president at I/B/E/S. Mr. Scholl earned a B.S. in Finance and Television Production from Syracuse University. He is a member of the CFA Institute and the Boston Security Analysts Society. He currently serves on the investment committees of the Unitarian Universalist Association and an educational foundation.

     Didier Rosenfeld, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Portfolio Manager in the Global Active Equity Group. He is responsible for product development and portfolio management across the quantitative international active equity strategies. Didier is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Since joining SSgA in May of 2000, Mr. Rosenfeld has focused on international equities. Prior to joining SSgA, he worked as an assistant trader for the BCEN Eurobank and as an auditor/consultant for Arthur Andersen. Mr. Rosenfeld earned a Masters in Management with honors from Rheims Graduate School of Management, a premier French Graduate School of Management. Mr. Rosenfeld is a member of Phi Kappa Phi and Beta Gamma Sigma as well as MENSA International.

     Matthew McPhee is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity Group. He is responsible for product development and portfolio management across the quantitative international active equity strategies. Matthew is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Prior to joining SSgA in November of 2004, Mr. McPhee worked for AMP Capital Investors in Australia for 12 years. Before that, from 1987 to 1990, and from 1990 to 1992, respectively, he served as a senior analyst for Merrill Lynch and Morgan Stanley, also in Australia. Mr. McPhee earned a Bachelor of Economics from the University of Sydney. He has over twenty years of experience in fundamental research and investment management, and he brings these skills and perspectives to SSgA's philosophy of pragmatic quant.

     Craig DeGiacomo is a Principal of State Street Global Advisors and SSgA, and a member of the Global Active Equity Group. Mr. DeGiacomo is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Prior to assuming his current role in 2001, Mr. DeGiacomo was an Operations Manager for SSgA's Global Structured Products Group, where he was responsible for overseeing investment operations for developed and emerging markets. Before that, he was an

     Operations Associate. Mr. DeGiacomo joined SSgA in 1996 from State Street Corporation's Public Funds Division. Mr. DeGiacomo earned a B.S. from Providence College and an M.B.A. from Boston College. He is working toward his C.F.A. designation.

     TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as one of the subadvisers for Small Company Stock Fund. Its principal offices are at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW serves as investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2004, TCW and its affiliates had approximately $110 billion under management or committed for management in various fiduciary and advisory capacities. The following individual is responsible for the day-to-day management of the portion of the Fund managed by TCW:

     Diane E. Jaffee, CFA has served as a portfolio manager for TCW and its predecessors since 1995. Ms. Jaffee has had responsibility for the Small Company Stock Fund since 1997.

     WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") serves as one of the subadvisers for the Large Company Stock Fund. Its offices are at 75 State Street, Boston, MA 02109. It serves as an investment adviser to a variety of institutional investors, including mutual funds. As of December 31, 2004, Wellington Management managed more than $470 billion of assets.

     Cheryl M. Duckworth, CFA, coordinates a team of global industry analysts that manage the portion of the Large Company Stock Fund sub-advised by Wellington Management. Ms. Duckworth has served as the coordinator for the Fund since 2003. Ms. Duckworth, a Vice President of Wellington Management, joined the firm as an investment professional in 1994.

     WESTERN ASSET MANAGEMENT COMPANY ("Western") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 385 East Colorado Boulevard, Pasadena, CA 91101. Western serves as an investment adviser to a variety of institutional investors, including mutual funds. As of December 31, 2004, Western managed more than $197.8 billion of assets. The day-to-day management of the portion of the Diversified Bond Fund managed by Western is the responsibility of the Western Asset Investment Strategy Group, which comprises
S. Kenneth Leech, Stephen A. Walsh, and Edward A. Moody.

     S. Kenneth Leech is Western's Chief Investment Officer. He serves as a co-team leader responsible for the day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.

     Stephen A. Walsh is Western's Deputy Chief Investment Officer. He serves as a co-team leader responsible for the day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.

     Edward A. Moody is Western's Portfolio Manager. He is responsible for portfolio structure, including sector allocation, duration weighting, and term structure designs. Mr. Moody has been a member of the portfolio management team for the CitiStreet Diversified Bond Fund since the Fund's inception. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.

PRICING, PURCHASE, AND REDEMPTION OF SHARES

PRICING OF SHARES

     The price of one share of each Fund is equal to that Fund's "net asset value" per share. The net asset value per share of each Fund equals:

      -  The sum of the value of all the securities held by that Fund.

        + We value stocks, options, and futures contracts based on market quotations.

        + We value bonds and other debt securities with remaining maturities of 60 days or more using an independent pricing service.

        + We value bonds and other debt securities with remaining maturities of less than 60 days based on an amortized cost basis.

        + We generally value a foreign security using the closing prices on the exchange on which the security trades (converted to U.S. dollars at the current rate we obtain from a recognized bank or dealer), unless, as noted below, we determine to use fair value pricing.

        + We value forward contracts at the current cost of covering or offsetting the contracts.

        + We value securities or assets without readily-available market quotations at fair value under our established procedures. We may also use fair value pricing if we determine that the market quotation is not reliable. For example, we may use fair value pricing for a foreign security if a significant event affecting its value occurs between the closing of the exchange and the time the Fund values its shares.

      -  Plus any cash or other assets the Fund holds.

      -  Minus all of the Fund's liabilities.

        + Liabilities include the Fund's unpaid expenses (such as the investment advisory fees), which we compute daily.

      -  Divided by the total number of shares outstanding of the Fund.

     We compute the net asset value of the shares of each Fund once each day that the New York Stock Exchange ("NYSE") is open for trading, as of the closing of regular trading on the NYSE, which is generally 4:00 p.m. New York City time.

PURCHASE AND REDEMPTION OF SHARES

     You may invest in the Funds only through certain variable annuity contracts and variable life insurance contracts ("variable contracts") and certain qualified retirement plans, including arrangements and plans under section 403(b) or 457(b) of the Internal Revenue Code ("retirement plans"). Therefore, the Funds sell their shares only to separate accounts issuing variable contracts or trusts related to retirement plans.

     If you invest in the Funds through a variable contract, you should read the prospectus for the variable contract, which will provide information about the procedures for your investments in the variable contract and indirectly in the Funds. If you invest in the Funds through a retirement plan, you should ask your employer, plan administrator, or plan recordkeeper for information about procedures for investment directions under your retirement plan.

     We sell shares of a Fund at the share price first set after receipt of the purchase order. Currently, a purchase order is deemed received by the Fund when received by the insurance company, the insurance company's recordkeeping agent, or the retirement plan's recordkeeper. The Funds charge no sales charge on the purchase of shares.

     The Funds redeem shares for money, within seven days of receipt of proper notice of redemption or sooner if required by law. We redeem the shares at the first price after receipt of a proper request for redemption. The Funds do not charge any redemption charge. We may suspend the right to redeem shares or to receive payment if: the SEC tells us that trading on the NYSE is restricted; the NYSE is closed (other than customary weekend and holiday closings); the SEC tells us that an emergency exists, so that we cannot readily sell a Fund's securities or compute a Fund's net asset value; or the SEC orders the suspension to protect shareholders of a Fund. The Funds' redemption rules apply to a Fund's payment to the insurance company separate account or retirement plan trust; your retirement plan, variable contract, or both have further provisions concerning how a redemption is credited under your variable contract or retirement plan and when you receive a plan distribution or variable contract payment.

     The Funds have a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts in any Fund that could disrupt orderly management of the Funds' investment portfolio ("disruptive trading"). The Funds are not designed to provide investors with the means of speculating on short-term market movements. Disruptive trading by investors may, under some circumstances, require a Fund to invest more than otherwise appropriate amounts of assets in money-market instruments, cause a Fund prematurely to liquidate certain investments at unfavorable prices, negatively affect the Funds' performance, and increase transaction costs for all investors. Similarly, arbitrage of the changing value of a Fund's assets between daily pricing may dilute the value of investments held by long-term investors. Funds, such as the International Stock Fund, that invest primarily in foreign securities may be more susceptible to disruptive trading because time zone differences among international stock markets can allow an investor to engage in short-term trading to exploit share prices that may be based on closing prices of foreign securities established sometime before the Fund calculates its own share price. Funds, such as the Small Company Stock Fund, that invest primarily in small or mid-sized companies may be more susceptible to disruptive trading because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies.

     Because insurance companies and recordkeepers maintain the participant or individual investor records and submit to the Funds only aggregate orders combining the transactions of many such investors, the Funds by themselves generally cannot monitor trading by particular investors. Instead, the Funds implement their policy of deterring disruptive trading by reviewing the procedures used by the insurance companies and recordkeepers to identify and deter disruptive trading. The Funds also receive periodic reports from the insurance companies and the recordkeepers regarding the implementation of those entities' procedures. Because actions taken to deter disruptive trading may vary, the trading procedures in place may vary depending on the insurance company or recordkeeper for your retirement plan or variable contract. Please see the prospectus for your variable contract or contact your plan recordkeeper for information about the trading procedures applicable to you. In addition, the Funds monitor the aggregate cash flows received from insurance companies and recordkeepers in an effort to identify any unusual aggregate flows that may indicate disruptive trading activity. The Funds also employ fair value pricing procedures to deter disruptive trading.

     Although the Funds will endeavor to ensure that each insurance company or recordkeeper has policies and procedures to identify and deter disruptive trading, the Funds cannot guarantee the success of such procedures. Therefore, it is possible that some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading.

     The Funds reserve the right to refuse to sell shares to a separate account or retirement plan if such sales are not in the Funds' best interests. For example, a Fund may reject all or part of a purchase order from a separate account or retirement plan when the order (or a portion of it) might be due to disruptive trading or might be an attempt to arbitrage the changing value of a Fund's assets between daily pricings.

DISTRIBUTIONS

     Each Fund distributes substantially all of its net investment income, if any, and all of its net realized capital gains from selling securities. These distributions are automatically reinvested in additional shares of the Fund.

OTHER INFORMATION

CLASSES OF SHARES

     Each Fund currently offers two classes of shares, one of which, the I Shares, is offered by this prospectus. I Shares are offered only in connection with investments under variable annuity contracts, variable life insurance contracts, and certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code). The other class, R Shares, is available only in connection with investments under certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code) that require a fee from Fund assets to procure distribution and administration services to plan participants.

FEDERAL INCOME TAXES

     If you own or are considering buying a variable life insurance policy or a variable annuity contract that invests in the Funds, you should consult its prospectus for a discussion of tax consequences of investing in the Funds.

     The tax laws and regulations that apply to qualified retirement plans are complex and vary according to the type of plan and its terms and conditions. In many cases, qualified retirement plans enjoy a tax-advantaged status, so that participants in such a plan will not be taxed on their interests in the plan until they receive a distribution or payment from it. If you participate in a qualified retirement plan that invests in the Funds, you should consult a qualified tax adviser to learn about your specific tax situation.

MONITORING FOR POSSIBLE CONFLICT

     The Funds sell shares to fund variable annuity contracts, to fund variable life insurance contracts, and to qualified retirement plans. It is possible that the interests of variable life insurance policy owners, variable annuity contract owners, and participants in qualified retirement plans could conflict in a material way. The Funds will monitor the situation and, in the event that a material conflict did develop, would determine what action to take in response.

FINANCIAL HIGHLIGHTS

     The financial highlights table is meant to help you understand the Funds' financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. KPMG LLP has audited the information, and its report, along with the Funds' financial statements, appear in the Annual Report, which we will send you on request. To learn how to obtain the Annual Report and other information about the Funds, see the back cover.

Financial Highlights
CitiStreet Funds, Inc.

                                                            International Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2004       2003       2002       2001       2000
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  11.96   $   9.27   $  12.45   $  19.58   $  22.33
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.17+      0.15+      0.08       0.03       0.24
 Net realized and unrealized gain (loss) on
   investments....................................      1.58       2.62      (2.83)     (4.22)     (1.97)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      1.75       2.77      (2.75)     (4.19)     (1.73)
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.17)     (0.08)     (0.07)     (0.21)     (0.18)
 Distributions from net realized gains on
   investments....................................        --         --      (0.36)     (2.73)     (0.84)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.17)     (0.08)     (0.43)     (2.94)     (1.02)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  13.54   $  11.96   $   9.27   $  12.45   $  19.58
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     14.84%     30.04%    (22.31)%   (21.44)%    (8.03)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $479,714   $420,060   $331,996   $368,195   $344,409
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.89%      0.90%      0.90%      0.86%      0.75%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.89%      0.90%      0.90%      0.86%      0.75%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.88%      0.89%      0.89%      0.85%      0.74%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.38%      1.50%      0.91%      0.70%      0.93%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.39%      1.51%      0.92%      0.71%      0.94%
 Portfolio turnover rate..........................     48.47%     48.31%     54.15%     68.20%     23.94%
--------------------------------------------------------------------------------------------------------

   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.
   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
    +  Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                            Small Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2004       2003       2002       2001       2000
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  12.16   $   8.51   $  11.28   $  17.23   $  16.42
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income (1)........................      0.03+      0.03+      0.01       0.06       0.01
 Net realized and unrealized gain (loss) on
   investments....................................      1.78       3.63      (2.68)     (0.15)      1.66
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      1.81       3.66      (2.67)     (0.09)      1.67
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.01)     (0.01)     (0.05)     (0.01)        --
 Distributions from net realized gains on
   investments....................................        --         --      (0.05)     (5.85)     (0.86)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.01)     (0.01)     (0.10)     (5.86)     (0.86)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  13.96   $  12.16   $   8.51   $  11.28   $  17.23
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     14.94%     43.06%    (23.72)%     1.57%     10.08%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $428,279   $375,847   $221,015   $276,788   $367,278
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.74%      0.79%      0.76%      0.77%      0.84%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.74%      0.79%      0.76%      0.77%      0.84%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.74%      0.79%      0.76%      0.74%      0.81%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.23%      0.27%      0.24%      0.41%      0.01%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      0.23%      0.27%      0.24%      0.44%      0.04%
 Portfolio turnover rate..........................     54.17%     83.46%     52.35%     94.86%    154.61%
--------------------------------------------------------------------------------------------------------

   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.
   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
    +  Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                            Large Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2004       2003       2002       2001       2000
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  10.68   $   8.39   $  10.95   $  13.98   $  17.61
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.14+      0.10+      0.07       0.05       0.11
 Net realized and unrealized gain (loss) on
   investments....................................      0.92       2.25      (2.57)     (2.26)     (2.66)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      1.06       2.35      (2.50)     (2.21)     (2.55)
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.09)     (0.06)     (0.06)     (0.10)     (0.20)
 Distributions from net realized gains on
   investments....................................        --         --         --      (0.72)     (0.88)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.09)     (0.06)     (0.06)     (0.82)     (1.08)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  11.65   $  10.68   $   8.39   $  10.95   $  13.98
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     10.04%     28.14%    (22.84)%   (15.74)%   (14.96)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $751,357   $648,073   $432,891   $472,712   $442,439
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.64%      0.63%      0.70%      0.69%      0.68%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.64%      0.63%      0.70%      0.69%      0.68%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.62%      0.62%      0.67%      0.68%      0.65%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.30%      1.10%      0.85%      0.67%      0.83%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.32%      1.12%      0.88%      0.68%      0.86%
 Portfolio turnover rate..........................     37.75%     26.89%     60.04%     71.67%    157.89%
--------------------------------------------------------------------------------------------------------

   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.
   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
    +  Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                               Diversified Bond Fund -- I Shares
                                                     ------------------------------------------------------
                                                                    Year Ended December 31,
                                                     ------------------------------------------------------
                                                       2004       2003       2002     2001(3)(4)   2000(4)
                                                     --------   --------   --------   ----------   --------
NET ASSET VALUE
 Beginning of year................................   $  11.69   $  11.56   $  11.06    $  10.74    $  10.18
                                                     --------   --------   --------    --------    --------
OPERATIONS
 Net investment income(1).........................       0.45+      0.47+      0.52+       0.57+       0.71
 Net realized and unrealized gain on
   investments....................................       0.09       0.16       0.45        0.16        0.49
                                                     --------   --------   --------    --------    --------
 Total from investment operations.................       0.54       0.63       0.97        0.73        1.20
                                                     --------   --------   --------    --------    --------
DISTRIBUTIONS
 Dividends from net investment income.............      (0.40)     (0.50)     (0.47)      (0.41)      (0.64)
 Distributions from net realized gains on
   investments....................................         --         --         --          --          --
                                                     --------   --------   --------    --------    --------
 Total distributions..............................      (0.40)     (0.50)     (0.47)      (0.41)      (0.64)
                                                     --------   --------   --------    --------    --------
NET ASSET VALUE
 End of year......................................   $  11.83   $  11.69   $  11.56    $  11.06    $  10.74
                                                     ========   ========   ========    ========    ========
TOTAL RETURN(2)...................................       4.65%      5.58%      8.97%       6.86%      12.35%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........   $833,489   $699,392   $628,639    $531,202    $284,479
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       0.54%      0.55%      0.56%       0.65%       0.62%
   After repayments/reimbursements and before
     directed brokerage arrangements..............       0.54%      0.55%      0.56%       0.65%       0.62%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       0.54%      0.55%      0.56%       0.65%       0.62%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       3.85%      4.09%      4.61%       5.18%       7.14%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       3.85%      4.09%      4.61%       5.18%       7.14%
 Portfolio turnover rate..........................     125.02%    197.49%    211.37%     341.70%     163.11%
-----------------------------------------------------------------------------------------------------------

   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.
   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect changes attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
   (3) The fund has adopted the provisions of the AICPA Audit Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.18%. Per share data and ratios/supplemental data for periods prior to January 1, 2002 have not been restated to reflect this change in presentation.
   (4) Financial information prior to April 27, 2001 is that of Long-Term Bond Fund.
    +  Calculated using the average share method.

  WHERE TO OBTAIN ADDITIONAL INFORMATION

You can obtain additional information about CitiStreet Funds, Inc. free upon request, including the following:

The ANNUAL REPORT TO SHAREHOLDERS and SEMI-ANNUAL REPORT TO SHAREHOLDERS describe the Funds' performance and list what securities each Fund held during the last year or half year. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the last year.

The STATEMENT OF ADDITIONAL INFORMATION contains additional information about CitiStreet Funds, Inc. and about the Funds' investment strategies and policies. This prospectus incorporates the Statement of Additional Information by reference, which means that the Statement of Additional Information is legally considered a part of the prospectus.

To obtain these documents, or for other inquiries about CitiStreet Funds, Inc.:

-  Call 1-800-242-7884.

-  Write to CitiStreet Funds, Inc., 400 Atrium Drive, Somerset, NJ 08873-4172.

To request other information about CitiStreet Funds, Inc., or to make shareholder inquiries, please contact the Funds at the same address and phone number.

In addition, you may obtain access to text-only versions of these documents through the Securities and Exchange Commission:

- You may visit the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for more information.

- You may visit the Securities and Exchange Commission's Internet site at http://www.sec.gov.

- You may also obtain copies of these documents, upon payment of a duplication fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

                               [CITISTREET LOGO]
[GLOBE GRAPHIC]

             (C)Copyright 1993-2005 CitiStreet Funds Management LLC

7-PO11-BKT(4/05)jk             Citistreet Funds, Inc., SEC File No. 811-07450

                         [THE CITISTREET FUNDS GRAPHIC]
                                          R SHARES

                                   PROSPECTUS   MAY 1, 2005

                                   - CITISTREET INTERNATIONAL STOCK FUND
                                   - CITISTREET SMALL COMPANY STOCK FUND
                                   - CITISTREET LARGE COMPANY STOCK FUND
                                   - CITISTREET DIVERSIFIED BOND FUND

The Funds offer two classes of shares. This prospectus describes the R Shares class of the Funds (the "Shares"). The Shares are available only through certain qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code).

AS WITH ALL MUTUAL FUNDS, NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              PROSPECTUS CONTENTS

Summary of Investment Objectives and Strategies.............    1
Summary of Investment Risks.................................    2
Performance.................................................    3
Fees and Expenses...........................................    5
Investment Objectives, Strategies, and Risks................    6
     CitiStreet International Stock Fund....................    6
     CitiStreet Small Company Stock Fund....................    7
     CitiStreet Large Company Stock Fund....................    8
     CitiStreet Diversified Bond Fund.......................    9
     Temporary Defensive Positions..........................   11
Management of the Funds.....................................   12
Pricing, Purchase, and Redemption of Shares.................   20
     Pricing of Shares......................................   20
     Purchase and Redemption of Shares......................   20
     Distributions..........................................   21
Other Information...........................................   22
     Classes of Shares......................................   22
     Administrative Services Fee............................   22
     Distribution Fee.......................................   22
     Federal Income Taxes...................................   22
     Monitoring for Possible Conflict.......................   22
Financial Highlights........................................   23

                        (This page intentionally left blank)

SUMMARY OF INVESTMENT OBJECTIVES AND STRATEGIES

INTERNATIONAL STOCK FUND

Objective:  Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

Strategy:   Invests in stocks of companies from at least five foreign countries.

         - The companies in which the Fund invests are generally large and well-established in their home country.

         -   The Fund invests primarily in countries with developed economies.

         - The Fund chooses companies that it expects to increase in value over the long-term.

         - The Fund invests, under normal circumstances, at least 80% of its investable assets in stock (or similar equity-related investments).

SMALL COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of smaller companies.

LARGE COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of larger, well-established companies.

DIVERSIFIED BOND FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

         -   Investment-grade corporate bonds.

             + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations.

         -   U.S. government bonds.

         -   Foreign government bonds.

         -   Mortgage-related securities.

             + Mortgage-related securities provide an interest in a pool of home or commercial mortgages.

         -   Asset-backed securities.

             + Asset-backed securities provide an interest in a pool of assets like trade receivables.

         -   High-yield bonds.

             + High-yield bonds, commonly known as "junk bonds," pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal.

SUMMARY OF INVESTMENT RISKS

     Throughout this prospectus, the Funds appear in declining order of risk. For each of the Funds, the share price fluctuates over time. The total return of a Fund could be negative during the period you invest in the Fund, in which case you would lose part of your investment when you redeemed your shares.

     We describe below some of the risks specific to each Fund.

INTERNATIONAL STOCK FUND

     - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions. All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.

     - Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

     - Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

     - Changing currency exchange rates can decrease the U.S. dollar value of foreign stocks.

SMALL COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - The prices of small companies tend to fluctuate more than those of larger, more established companies.

LARGE COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - Investing in larger, well-established companies, such as the ones the Fund invests in, is usually less risky than investing in the stocks of smaller companies.

DIVERSIFIED BOND FUND

     -  The prices of bonds fluctuate depending upon interest rates.

     - As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

     - The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

     - Investment in bonds involves credit risk, the risk that the issuer could default on its obligations and the Fund not recover its investment. High-yield bonds have a greater risk of default than investment grade bonds.

PERFORMANCE

   The bar charts and tables shown below provide an indication of the risks of investing in each Fund by showing how each Fund's performance has varied over time and how each Fund's return over time compares to its respective benchmark. The R Shares were first made available on October 1, 2002. The returns shown for the R Shares reflect the historical performance of each Fund's initial class of shares prior to October 1, 2002, restated based on the R Shares fees and expenses. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

INTERNATIONAL STOCK FUND
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

----    ------
1995     18.69
1996     21.86
1997      4.55
1998     14.29
1999     31.89
2000     -8.48
2001    -21.66
2002    -22.54
2003     29.49
2004     14.47

Highest Quarterly
  Return:                  20.83 (4th quarter 1999)
Lowest Quarterly
  Return:                 -20.51 (3rd quarter 2002)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                                     MORGAN STANLEY
                                  CAPITAL INTERNATIONAL
                                   EUROPE, AUSTRALIA,
                       THE FUND      FAR EAST INDEX
Past 1 Year:            14.47%           20.70%
Past 5 Years:           -4.00%           -0.80%
Past 10 Years:           6.40%            5.94%

SMALL COMPANY STOCK FUND
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

----    ------
1995     31.36
1996     -3.28
1997      6.62
1998     -8.88
1999     36.23
2000      9.77
2001      1.15
2002    -24.04
2003     42.64
2004     14.60

Highest Quarterly
  Return:                  24.89 (4th quarter 1999)
Lowest Quarterly
  Return:                 -23.19 (3rd quarter 1998)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                       THE FUND   RUSSELL 2500 INDEX
Past 1 Year:            14.60%          18.30%
Past 5 Years:            6.27%           8.35%
Past 10 Years:           8.61%          13.76%

LARGE COMPANY STOCK
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

----    ------
1995     38.04
1996     23.09
1997     31.12
1998     15.02
1999     -0.80
2000    -15.27
2001    -16.06
2002    -23.17
2003     27.71
2004      9.64

Highest Quarterly
  Return:                  15.39 (2nd quarter 2003)
Lowest Quarterly Return:  -17.12 (3rd quarter 2002)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                        THE FUND   S&P 500 INDEX
Past 1 Year:              9.64%       10.87%
Past 5 Years:            -5.95%       -2.30%
Past 10 Years             6.46%       12.07%

DIVERSIFIED BOND FUND*
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

----    ------
1995     22.01
1996      1.22
1997     11.58
1998      8.61
1999     -3.20
2000     11.87
2001      6.50
2002      8.56
2003      5.24
2004      4.30

Highest Quarterly
  Return:                  7.25 (2nd quarter 1995)
Lowest Quarterly Return:  -4.47  (1st quarter 1996)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/04)

                                          LEHMAN
                                         BROTHERS
                                        AGGREGATE
                             THE FUND   BOND INDEX
Past 1 Year:                  4.30%       4.34%
Past 5 Years:                 7.33%       7.71%
Past 10 Years:                7.51%       7.72%
* Prior to May 1, 2001, the Diversified Bond Fund
  was named the Long-Term Bond Fund and had an
  objective of investing primarily in long-term
  fixed income securities. The Diversified Bond
  Fund has an objective of investing primarily in
  fixed income securities of varying maturities.

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of each Fund.

                                                                INT'L     SMALL        LARGE      DIVERSIFIED
                                                                STOCK    COMPANY      COMPANY        BOND
                                                                FUND    STOCK FUND   STOCK FUND      FUND
                                                                -----   ----------   ----------   -----------
SHAREHOLDER FEES (paid directly from your investment)
    Sales Charge (Load) on Purchases                             N/A        N/A          N/A           N/A
    Deferred Sales Charge (Load)                                 N/A        N/A          N/A           N/A
    Sales Charge (Load) on Reinvested Dividends                  N/A        N/A          N/A           N/A
    Redemption Fee                                               N/A        N/A          N/A           N/A
    Exchange Fee                                                 N/A        N/A          N/A           N/A
    Account Fee                                                  N/A        N/A          N/A           N/A
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund
 Assets)
    Management Fees                                             0.71%     0.59%        0.53%         0.44%
    Distribution (12b-1) Fees                                   0.25%     0.25%        0.25%         0.25%
    Other Expenses                                              0.28%     0.25%        0.21%         0.20%
                                                                -----     -----        -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.24%     1.09%        0.99%         0.89%

EXAMPLE

   This Example is meant to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                   INT'L      SMALL        LARGE      DIVERSIFIED
                                                                                   STOCK     COMPANY      COMPANY        BOND
                                                                                    FUND    STOCK FUND   STOCK FUND      FUND
                                                                                   ------   ----------   ----------   -----------
                1 year....................................................         $  127     $  112       $  101       $   91
                3 years...................................................         $  396     $  348       $  317       $  285
                5 years...................................................         $  685     $  604       $  549       $  495
                10 years..................................................         $1,507     $1,334       $1,217       $1,100

You would pay the same expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

     The investment objectives, strategies, and risks for each Fund appear below. As with all mutual funds, it is possible that a Fund could fail to achieve its objective.

CITISTREET INTERNATIONAL STOCK FUND

     Investment Objective. The International Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

     Investment Strategies. The Fund invests in stocks of companies from at least five foreign countries.

      - The companies in which the Fund invests are generally large and well-established in their home country.

      -  The Fund invests primarily in countries with developed economies.

      - The Fund chooses companies that it expects to increase in value over the long-term.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stock (or similar equity-related investments).

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have significant growth in earnings over the long-term.

        + One of the Fund's subadvisers uses a "core" approach, which seeks to maintain a regional balance in investments similar to the Fund's benchmark index.

     Investment Risks.

      - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.

        + Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign stocks.

      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.

      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.

CITISTREET SMALL COMPANY STOCK FUND

     Investment Objective. The Small Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in common stocks (or similar equity-related investments) of smaller companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on small companies that the subadviser expects to have significant growth in earnings over the long term.

        + One of the Fund's subadvisers uses an "index" approach, with an objective of matching the performance of the Russell 2500 Index.

      - The Fund invests primarily in U.S. companies, but may also invest some of its assets in foreign companies as well.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks
         (or similar equity-related investments) of companies with a market value no greater than the largest company in the Russell 2500 Index (measured as of the date of investment). As of June 2004, the largest company in the index had a market capitalization of approximately $4 billion.

      -  The Fund may invest in stocks sold in initial public offerings
         ("IPOs").

     Investment Risks.

      - The prices of stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - The stock prices of small companies tend to fluctuate more than those of larger, more established companies.

      - Investing in small company stocks is subject to market capitalization risk, the risk that small company stocks as a group may fall out of favor and not perform as well as stocks of larger companies.

      - Prices of stocks purchased in IPOs may fluctuate more than other stocks.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.

      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.

      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.

CITISTREET LARGE COMPANY STOCK FUND

     Investment Objective. The Large Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in the stocks (or similar equity-related investments) of larger, well-established companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have above-average earnings growth.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the S&P 500 Index.

      - The Fund invests primarily in the stocks of U.S. companies, but may also invest some of its assets in the stocks of large, well-established foreign companies.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of companies with a market value no less than the smallest company in the S&P 500 Index (measured as of the date of investment). As of December 31, 2004, the smallest company in the S&P Index had a market capitalization of approximately $750 million.

     Investment Risks.

      - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - Investing in larger, well-established companies, such as the ones the Fund invests in, is usually less risky than investing in the stocks of smaller companies.

      - Investing in large company stocks is subject to market capitalization risk, the risk that large company stocks as a group may fall out of favor and not perform as well as stocks of smaller companies.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.

      - "Value" stocks can perform differently from the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. They may continue to be inexpensive for long periods and may never realize their full value.

      - "Growth" stocks can perform differently from the market as a whole and other types of stocks. "Growth" stocks tend to be expensive relative to their earnings or assets compared to other types of stocks. They tend to be sensitive to changes in earnings and more volatile than other types of stocks.

CITISTREET DIVERSIFIED BOND FUND

     Investment Objective. The Diversified Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

     Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

      -  Investment-grade corporate bonds.

        + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations. This category includes investment-grade securities with fixed or floating rates, including loan participations and assignments.

      -  U.S. government and agency bonds, including:

        + Direct obligations of the United States Treasury (such as Treasury bonds and Treasury bills).

        + Bonds issued by agencies of the United States that carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Government National Mortgage Association, Ginnie
           Mae).

        + Bonds issued by agencies and instrumentalities of the United States that do not carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Federal Home Loan Mortgage Corporation, Freddie Mac, or the Federal National Mortgage Association, Fannie Mae).

      -  Foreign government bonds.

      - Mortgage-related securities (which provide an interest in a pool of home or commercial mortgages).

      - Asset-backed securities (which provide an interest in a pool of assets like trade receivables).

      - High-yield bonds (which are commonly known as "junk bonds," and which pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal). The Fund may invest up to 15% of its assets in these types of bonds.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds.

        + One of the Fund's subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds, but may also invest up to 30% of assets allocated to it in non-U.S. dollar and high-yield bonds.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the Lehman Brothers Aggregate Bond Index.

     Investment Risks.

      -  The prices of bonds fluctuate depending upon interest rates.

        + As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

        + The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

        + In particular, the Fund's shares will usually decrease in value when interest rates increase.

      - Mortgage-related securities decrease in value when interest rates rise, but may not increase in value as much as other types of bonds when interest rates decline.

        + Mortgage borrowers often refinance if interest rates decline, which causes the value of the security to fall.

      -  Foreign bonds may pose greater risks than domestic bonds.

        + Adverse political or economic events in a foreign country could cause the price of a foreign bond to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign bonds than is available for domestic bonds.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign bonds.

      - High-yield bonds have a greater risk of default than investment grade bonds. Default means the bond's issuer -- the company or country that issues the bond -- fails to make one or more interest payments, or fails to repay the principal. If an issuer defaults on a bond held by the Fund, the bond's value will decrease, possibly to near zero, and the Fund's net asset value and total return will decline.

        + The value of high-yield bonds may change drastically in response to economic events or in response to the financial health of the issuer. These price swings will affect the net asset value and total return of the Fund.

        + When the economy is performing poorly, more high-yield bonds may default than normal.

        +  High-yield bonds may not trade as often as higher quality bonds.

      - The Fund generally engages in active and frequent bond trading. Although brokerage expenses increase as turnover increases, the Fund believes that the benefits of more active trading exceed the additional costs.

TEMPORARY DEFENSIVE POSITIONS

     Each Fund may, at times, adopt a temporary defensive position in which the Fund invests a greater proportion of its assets than normal in cash or high quality bonds. A Fund would adopt such a defensive position in response to adverse market, economic, political, or other conditions, or to enable the Fund to take advantage of buying opportunities. If a Fund adopts a defensive position at an inappropriate time, the Fund's return may be lower than it otherwise would have been.

PORTFOLIO HOLDINGS DISCLOSURE

     The Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is described in the Funds' Statement of Additional Information. See the back cover of this prospectus for information about how to obtain a copy of the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

     The Company utilizes a Manager/Subadviser structure for advisory services.

      - CitiStreet Funds Management LLC (the "Manager") has ultimate responsibility for all investment advisory services. It supervises the subadvisers, who make the day-to-day investment decisions for the Funds.

      - Each Fund currently has three subadvisers. For three of the Funds, one subadviser is affiliated with Citigroup Inc., one is affiliated with State Street Corporation, and one is not affiliated with either company. For one fund, a subadviser is affiliated with State Street Corporation, and two are not affiliated with either company. Citigroup Inc. and State Street Corporation indirectly own the Manager. The Manager decides how to allocate each Fund's assets among its subadvisers.

      - Each Fund may change subadvisers or change the agreements with its subadvisers. Although we do not currently intend to do so, the Funds may change their current practice of having three subadvisers per Fund. The Fund can make many of these subadviser changes without shareholder approval. For example, the Fund can add subadvisers not affiliated with the Manager without shareholder approval, but the Fund will send you a notice within 90 days of such a change. If shareholder approval is required, the Fund will send you a proxy statement describing the proposed change.

     The following chart lists each Fund's current subadvisers, the total investment advisory fees the Fund paid in 2004 as a percentage of the Fund's average net assets, and the maximum total advisory fees the Fund is permitted to pay, also as a percentage of average net assets.

                                                                                                   MAXIMUM
                                                                             TOTAL ADVISORY      PERMISSIBLE
          FUND                              SUBADVISERS                       FEES IN 2004       ADVISORY FEE
          ----                              -----------                      --------------      ------------
International Stock Fund         Alliance Capital Management L.P.                 0.71%              0.80%
                                Oechsle International Advisors LLC
                                    SSgA Funds Management, Inc.
Small Company Stock Fund           Babson Capital Management LLC                  0.59%              1.05%
                                 TCW Investment Management Company
                                    SSgA Funds Management, Inc.
Large Company Stock Fund        Wellington Management Company, LLP                0.53%              0.70%
                                   Smith Barney Fund Management
                                    SSgA Funds Management, Inc.
 Diversified Bond Fund           Western Asset Management Company                 0.44%              0.60%
                               Salomon Brothers Asset Management Inc
                                    SSgA Funds Management, Inc.

     Beginning June 30, 2005, reports to shareholders will contain a discussion of the basis for the Board of Directors' approval of the Funds' advisory agreements. A shareholder report will include disclosure regarding any approvals during the six-month period covered by the report. See the back cover of the prospectus for information about how to obtain a copy of the shareholder reports.

     Information about the Manager and about each of the Subadvisers appears below.

     CITISTREET FUNDS MANAGEMENT LLC (the "Manager") serves as the overall investment adviser to the Funds. The Manager is an indirect wholly-owned subsidiary of CitiStreet LLC, which is indirectly jointly owned 50% by Citigroup Inc. and 50% by State Street Corporation. The Manager retains consultants to assist it in monitoring and evaluating the performance of the subadvisers. The Manager's address is 400 Atrium Drive, Somerset, NJ 08873-4172.

     ALLIANCE CAPITAL MANAGEMENT ("Alliance") serves as a subadviser for the International Stock Fund through its Bernstein Investment Research & Management unit ("Bernstein unit"). Its corporate offices are located at 1345 Avenue of the Americas, New York, NY 10105. Alliance is an indirect subsidiary of AXA Financial, Inc., a global financial services organization. As of December 31, 2004, Alliance managed approximately $539 billion of assets. The following individuals are primarily responsible for the day-to-day management of the portion of the International Stock Fund managed by Alliance. Each individual has had responsibility for the International Stock Fund since 2005.

     The management of and investment decisions for the Fund's portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The four members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria.

     Sharon Fay was appointed CIO -- Global Value equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. She also serves on the firm's Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO -- Canadian Value equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Ms. Fay joined Bernstein in 1990 as a research analyst in investment management, following the airline, lodging, trucking and retail industries. Before joining Bernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard University. Location: London.

     Kevin Simms was named co-CIO -- International Value equities in 2003, which he has assumed in addition to his role as director of research -- Global and International Value equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research -- Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

     Giulio Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a BA from the University of Colorado and an MA in political economy from Boston University. He also completed all course and examination requirements for the PhD program in economics at Boston University. Location: New York.

     Henry D'Auria was named co-CIO of International Value equities in 2003, adding to his responsibilities as CIO -- Emerging Markets Value equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research -- Small Cap Value equities and director of research -- Emerging Markets Value equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural gas companies, and he later covered the financial services industry. Before coming to Bernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. Chartered Financial Analyst. Location: New York.

     BABSON CAPITAL MANAGEMENT LLC ("Babson") serves as a subadviser for the Small Company Stock Fund. Its corporate offices are located at One Memorial Drive, Cambridge, MA 02142-1300. Babson is an indirect subsidiary of Massachusetts Mutual Life Insurance Company. As of December 31, 2004, Babson managed approximately $89.7 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Small Company Stock Fund managed by Babson:

     Paul S. Szczygiel, CFA, Managing Director, Lead Portfolio Manager, is the team leader responsible for managing Babson Capital's small cap growth portfolios. He has over 20 years of investment experience. Prior to joining Babson Capital (or a former affiliate of Babson Capital) in 1994, he was a stock analyst at Standard & Poor's and Bear Stearns. Paul holds a BA and MBA from Clark University as well as the Chartered Financial Analyst designation. He has had responsibility for the Small Company Stock Fund since 2005.

     Robert K. Baumbach, CFA, Managing Director, is the co-Portfolio Manager for Babson Capital's small cap growth portfolios. He has over 19 years of investment experience. Prior to joining Babson Capital in 1999, he previously held positions at Standard & Poor's, Keystone Custodian Funds, and most recently at Putnam Investments. Rob received a BS from Towson State University and a MS from University of Baltimore. Rob is a Chartered Financial Analyst. He has had responsibility for the Small Company Stock Fund since 2005.

     OECHSLE INTERNATIONAL ADVISORS LLC ("Oechsle") serves as a subadviser to the International Stock Fund. Its corporate offices are located at One International Place, Boston, MA 02110. Oechsle is a Delaware limited liability company. Oechsle was formed and registered as an investment adviser with the SEC in October 1998. As of December 31, 2004, Oechsle managed approximately $16.3 billion in assets. All of Oechsle's portfolio managers and research analysts work together to develop a broad investment strategy, establish a framework of country allocations, and contribute individual stock ideas. The following individual is responsible for the day-to-day management of the portion of the International Stock Fund managed by Oechsle:

     L. Sean Roche is a Managing Principal, CIO, COO and Portfolio Manager/Research Analyst for Oechsle. He is the portfolio manager primarily responsible for overseeing Oechsle's management of its portion of the International Stock Fund and has had this responsibility since 2005. Mr. Roche has final discretion over the day-to-day management of the Portfolio. His research focus is on investments in Europe. He is also responsible for the oversight of the portfolio management investment strategy. Prior to forming Oechsle, Mr. Roche was a Vice President and Portfolio Manager for Putnam International Advisors. Previously, he was associated with Rowe Rudd & Company and James Capel & Company in London, where he worked as a technology analyst. Mr. Roche holds a B.Sc. Econ. (Hons.) from the London School of Economics.

     SALOMON BROTHERS ASSET MANAGEMENT INC ("Salomon Brothers") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Salomon Brothers is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2004, Salomon Brothers managed more than $79.0 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Fund managed by Salomon Brothers:

     Peter Wilby is a Managing Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.

     David Torchia has been a Managing Director of Salomon Brothers since January 1999. Prior to that time, Mr. Torchia was a Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.

     SMITH BARNEY FUND MANAGEMENT LLC ("Smith Barney") serves as one of the subadvisers for the Large Company Stock Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Smith Barney is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2004, Smith Barney managed more than $113.1 billion of money market and mutual fund assets. The following individuals are responsible for the day-to-day management of the portion of the Large Company Stock Fund managed by Smith Barney:

     Tom Vandeventer and Alan Blake are both Managing Directors of Smith Barney. They have had responsibility for the Large Company Stock Fund since 2002.

     SSGA FUNDS MANAGEMENT, INC. ("SSgA") serves as a subadviser to the International Stock Fund, the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund. SSgA is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA was formed in May 2001 as a result of a change in federal law. The corporate offices of SSgA are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. SSgA is an affiliate of State Street Corporation and is an affiliate of the Manager. As of December 31, 2004, SSgA managed approximately $98 billion in assets, and State Street Global Advisors managed approximately $1.2 trillion in assets.

     SSgA manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day Portfolio management for the Citistreet Funds portfolios include the following:

     Large Company Stock Fund and Small Company Stock Fund:

     Tom Rawlings is a Principal at State Street Global Advisors and SSgA, and a Portfolio Manager in the Global Structured Products Group. He is the lead portfolio manager for the Large Company Stock Fund and the Small Company Stock Fund. Throughout his career Tom has managed a wide variety of funds, ranging from emerging markets to the US market. Tom's current focus areas include funds benchmarked to the Standard and Poor's, Dow Jones, and Russell Indices. In addition to his fund responsibilities, Tom has worked on formulating trade strategies for index changes, and the Russell reconstitution, and has worked on several project groups focusing on process efficiency, review, and recovery services. Tom also conducts optimization analysis for socially screened portfolios, and performs analysis for general research topics within the Global Structured Products Group. Prior to Tom's current position, he was the equity technical support analyst in the Operations Group. In this role Tom's responsibilities included project management, technical assistance and training, and programming and operations process review worldwide. Tom holds a BS in Management with a concentration in Finance from the University of Massachusetts, Boston, and holds his MBA in Management from Boston University, where he concentrated in Corporate Financial Management and Financial Institutions Analysis. Tom has been working in the investment management field since he joined SSgA in December 1995.

     Karl Schneider is a Principal of State Street Global Advisors and SSgA, and a portfolio manager within the Global Structured Products Group. He joined State Street in 1996 and currently manages the firm's commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Prior to joining the Global Structured Products Group, Karl worked as a portfolio manager in SSgA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Prior to this, he worked as an analyst in State Street's Process Engineering division where he both assisted and led a number of internal consulting engagements aimed at improving operational efficiencies within the custody bank. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

     James May, CFA is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the firm's Global Structured Products Group. He manages a variety of portfolios for the Developed Markets team benchmarked to indexes including MSCI, Standard & Poor's, and Russell. Jim is also responsible for managing several mutual funds, most notably the SSgA S&P 500 Fund which he has managed since 1995. Jim joined SSgA in 1991. Prior to the Global Structured Products Group, Jim worked in the firm's Passive U.S. Equity Operations department as a Senior Analyst. As a member of the Developed Markets team, he worked on the formulation of trading strategies for index change trades, Russell reconstitution, and MSCI quarterly rebalancing and Provisional trades. Jim also served on the Russell 1000 Advisory Committee at the New York Board of Trade. He has been working in the investment management field since 1989 when he joined State Street Corporation's Custody operation. Jim holds an MBA from Boston College and a BS in Finance from Bentley College, and earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.

     Michael Feehily, CFA is a Principal of State Street Global Advisors and SSgA, and head of the U.S. Equity Team within the Global Structured Products Group. Mike is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. He also serves as Portfolio Manager for the firm's Russell 1000 Value and Growth ERISA Funds, the S&P Midcap 400 ERISA Fund, and the SSgA IAM Shares Mutual Fund, in addition to several other commingled and separately managed products. Mike joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mike has been working in the investment management field since

     1992. Mike holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He earned the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.

     David Chin is a Principal and Senior Portfolio Manager in the Global Structured Products Group at State Street Global Advisors and SSgA Funds Management Inc. He is responsible for managing both U.S. and International funds. Prior to joining SSgA in 1999, David was a product analyst in the Analytical Services Group at Frank Russell Company. Before this, he worked at OneSource Information Systems developing investment software. Preceding this, he was affiliated with PanAgora Asset Management in the Research and Development group creating quantitative investment models for international equities. David has been working in the investment management field since 1992. David holds a BS in Management Information Systems from the University of Massachusetts/Boston and an MBA from the University of Arizona.

     Diversified Bond Fund:

     John Kirby is a Principal of State Street Global Advisors and SSgA. He is head of the firm's Fixed Income Index team and is the lead portfolio manager for the CitiStreet Diversified Bond Fund. He has managed the product since 1999 and portfolios within the group since 1997. In addition to portfolio management, John's responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has more than 15 years of experience in the fixed income markets. Prior to joining SSgA in 1995, John was with Lowell Blake & Associates in Boston, where he was a Portfolio Manager, responsible for client relations and the firm's fixed income investments. Before this he was a portfolio manager/fixed income analyst with Shawmut Bank and asset/liability risk specialist at CambridgePort Savings. John earned a Bachelors Degree from Boston College. He served as a member of a municipal retirement board for ten years and currently serves on the SSgA Fiduciary Advisory Committee and is a member of the Lehman Brothers Index Advisory Council.

     Michael J. Brunell is a Principal of State Street Global Advisors and SSgA, and is a member of the Passive Fixed Income portfolio management group. Previously, Mike was responsible for managing the U.S. Bond Operation group. He has been working in the investment management field since joining SSgA in 1997. Prior to joining the Fixed Income group, Mike spent 3 years in the Mutual Funds Custody division of State Street Corporation working on the accounting side of various domestic and international equity and bond portfolios. Mike received a Bachelor of Science degree in Business Administration from Saint Michael's College.

     International Stock Fund:

     Paul Moghtader, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity group. Paul is co-lead portfolio manager on the International Stock Fund. He has been responsible for the International Stock Fund since 2005. He is responsible for both stock selection and the portfolio construction process on a daily basis and he is supported by the other backup portfolio managers listed below. The investment process Paul and the team employ is quantitative in nature. Paul currently works from SSgA's Boston office after six years managing portfolios from SSgA's Paris and London offices. Prior to joining SSgA in 1998, Mr. Moghtader worked as a programmer of financial systems. He has eight years of industry experience. Mr. Moghtader earned an M.B.A. from the JL Kellogg Graduate School of Management at Northwestern University and a B.A. in Economics from Macalester College.

     Craig Scholl, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity Group. Craig is co-lead portfolio manager on the International Stock Fund. He has been responsible for the International Stock Fund since 2005. He is responsible for both stock selection and the portfolio construction process on a daily basis and he is supported by the other backup portfolio managers listed below. The investment process Craig and the team employ is quantitative in nature. Prior to joining SSgA in 2000, Mr. Scholl served for 3 years as Managing Director of Public Equities for the Virginia Retirement System, where he was responsible for internally and externally managed portfolios. Before that, from 1990 to 1997, he was a pension investment manager within two large corporations. His prior experience also includes serving as a consultant with InterSec Research and as a vice president at I/B/E/S. Mr. Scholl earned a B.S. in Finance and Television Production from Syracuse University. He is a member of the CFA Institute and the Boston Security Analysts Society. He currently serves on the investment committees of the Unitarian Universalist Association and an educational foundation.

     Didier Rosenfeld, C.F.A., is a Principal of State Street Global Advisors and SSgA, and a Portfolio Manager in the Global Active Equity Group. He is responsible for product development and portfolio management across the quantitative international active equity strategies. Didier is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Since joining SSgA in May of 2000, Mr. Rosenfeld has focused on international equities. Prior to joining SSgA, he worked as an assistant trader for the BCEN Eurobank and as an auditor/consultant for Arthur Andersen. Mr. Rosenfeld earned a Masters in Management with honors from Rheims Graduate School of Management, a premier French Graduate School of Management. Mr. Rosenfeld is a member of Phi Kappa Phi and Beta Gamma Sigma as well as MENSA International.

     Matthew McPhee is a Principal of State Street Global Advisors and SSgA, and a Senior Portfolio Manager in the Global Active Equity Group. He is responsible for product development and portfolio management across the quantitative international active equity strategies. Matthew is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Prior to joining SSgA in November of 2004, Mr. McPhee worked for AMP Capital Investors in Australia for 12 years. Before that, from 1987 to 1990, and from 1990 to 1992, respectively, he served as a senior analyst for Merrill Lynch and Morgan Stanley, also in Australia. Mr. McPhee earned a Bachelor of Economics from the University of Sydney. He has over twenty years of experience in fundamental research and investment management, and he brings these skills and perspectives to SSgA's philosophy of pragmatic quant.

     Craig DeGiacomo is a Principal of State Street Global Advisors and SSgA, and a member of the Global Active Equity Group. Mr. DeGiacomo is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. He has been responsible for the International Stock Fund since 2005. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Prior to assuming his current role in 2001, Mr. DeGiacomo was an Operations Manager for SSgA's Global Structured Products Group, where he was responsible for overseeing investment operations for developed and emerging markets. Before that, he was an

     Operations Associate. Mr. DeGiacomo joined SSgA in 1996 from State Street Corporation's Public Funds Division. Mr. DeGiacomo earned a B.S. from Providence College and an M.B.A. from Boston College. He is working toward his C.F.A. designation.

     TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as one of the subadvisers for Small Company Stock Fund. Its principal offices are at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW serves as investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2004, TCW and its affiliates had approximately $110 billion under management or committed for management in various fiduciary and advisory capacities. The following individual is responsible for the day-to-day management of the portion of the Fund managed by TCW:

     Diane E. Jaffee, CFA has served as a portfolio manager for TCW and its predecessors since 1995. Ms. Jaffee has had responsibility for the Small Company Stock Fund since 1997.

     WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") serves as one of the subadvisers for the Large Company Stock Fund. Its offices are at 75 State Street, Boston, MA 02109. It serves as an investment adviser to a variety of institutional investors, including mutual funds. As of December 31, 2004, Wellington Management managed more than $470 billion of assets.

     Cheryl M. Duckworth, CFA, coordinates a team of global industry analysts that manage the portion of the Large Company Stock Fund sub-advised by Wellington Management. Ms. Duckworth has served as the coordinator for the Fund since 2003. Ms. Duckworth, a Vice President of Wellington Management, joined the firm as an investment professional in 1994.

     WESTERN ASSET MANAGEMENT COMPANY ("Western") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 385 East Colorado Boulevard, Pasadena, CA 91101. Western serves as an investment adviser to a variety of institutional investors, including mutual funds. As of December 31, 2004, Western managed more than $197.8 billion of assets. The day-to-day management of the portion of the Diversified Bond Fund managed by Western is the responsibility of the Western Asset Investment Strategy Group, which comprises
S. Kenneth Leech, Stephen A. Walsh and Edward A. Moody.

     S. Kenneth Leech is Western's Chief Investment Officer. He serves as a co-team leader responsible for the day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.

     Stephen A. Walsh is Western's Deputy Chief Investment Officer. He serves as a co-team leader responsible for the day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.

     Edward A. Moody is Western's Portfolio Manager. He is responsible for portfolio structure, including sector allocation, duration weighting, and term structure designs. Mr. Moody has been a member of the portfolio management team for the CitiStreet Diversified Bond Fund since the Fund's inception. He has been employed by Western in his current position for the past five years and has had responsibility for the day-to-day management of the portion of the Diversified Bond Fund managed by Western since the Fund's inception in 1993.

PRICING, PURCHASE, AND REDEMPTION OF SHARES

PRICING OF SHARES

     The price of one share of each Fund is equal to that Fund's "net asset value" per share. The net asset value per share of each Fund equals:

      -  The sum of the value of all the securities held by that Fund.

        + We value stocks, options, and futures contracts based on market quotations.

        + We value bonds and other debt securities with remaining maturities of 60 days or more using an independent pricing service.

        + We value bonds and other debt securities with remaining maturities of less than 60 days based on an amortized cost basis.

        + We generally value a foreign security using the closing prices on the exchange on which the security trades (converted to U.S. dollars at the current rate we obtain from a recognized bank or dealer), unless, as noted below, we determine to use fair value pricing.

        + We value forward contracts at the current cost of covering or offsetting the contracts.

        + We value securities or assets without readily-available market quotations at fair value under our established procedures. We may also use fair value pricing if we determine that the market quotation is not reliable. For example, we may use fair value pricing for a foreign security if a significant event affecting its value occurs between the closing of the exchange and the time the Fund values its shares.

      -  Plus any cash or other assets the Fund holds.

      -  Minus all of the Fund's liabilities.

        + Liabilities include the Fund's unpaid expenses (such as the investment advisory fees), which we compute daily.

      -  Divided by the total number of shares outstanding of the Fund.

     We compute the net asset value of the shares of each Fund once each day that the New York Stock Exchange ("NYSE") is open for trading, as of the closing of regular trading on the NYSE, which is generally 4:00 p.m. New York City time.

PURCHASE AND REDEMPTION OF SHARES

     You may invest in the Funds only through certain qualified retirement plans, including arrangements and plans under section 403(b) or 457(b) of the Internal Revenue Code ("retirement plans"). Therefore, the Funds sell the shares offered by this prospectus only to trusts related to retirement plans.

     You should ask your employer, plan administrator, or plan recordkeeper for information about procedures for investment directions under your retirement plan.

     We sell shares of a Fund at the share price first set after receipt of the purchase order. Currently, a purchase order is deemed received by the Fund when received by the retirement plan's recordkeeper. The Funds charge no sales charge on the purchase of shares.

     The Funds redeem shares for money, within seven days of receipt of proper notice of redemption or sooner if required by law. We redeem the shares at the first price after receipt of a proper request for redemption. The Funds do not charge any redemption charge. We may suspend the right to redeem shares or to receive payment if: the SEC tells us that trading on the NYSE is restricted; the NYSE is closed (other than customary weekend and holiday closings); the SEC tells us that an emergency exists, so that we cannot readily sell a Fund's securities or compute a Fund's net asset value; or the SEC orders the suspension to protect shareholders of a Fund. The Funds' redemption rules apply to a Fund's payment to the retirement plan trust; your retirement plan has further provisions concerning how a redemption is credited under your retirement plan and when you receive a plan distribution.

     The Funds have a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts in any Fund that could disrupt orderly management of the Funds' investment portfolio ("disruptive trading"). The Funds are not designed to provide investors with the means of speculating on short-term market movements. Disruptive trading by investors may, under some circumstances, require a Fund to invest more than otherwise appropriate amounts of assets in money-market instruments, cause a Fund prematurely to liquidate certain investments at unfavorable prices, negatively affect the Funds' performance, and increase transaction costs for all investors. Similarly, arbitrage of the changing value of a Fund's assets between daily pricing may dilute the value of investments held by long-term investors. Funds, such as the International Stock Fund, that invest primarily in foreign securities may be more susceptible to disruptive trading because time zone differences among international stock markets can allow an investor to engage in short-term trading to exploit share prices that may be based on closing prices of foreign securities established sometime before the Fund calculates its own share price. Funds, such as the Small Company Stock Fund, that invest primarily in small or mid-sized companies may be more susceptible to disruptive trading because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies.

     Because insurance companies and recordkeepers maintain the participant or individual investor records and submit to the Funds only aggregate orders combining the transactions of many such investors, the Funds by themselves generally cannot monitor trading by particular investors. Instead, the Funds implement their policy of deterring disruptive trading by reviewing the procedures used by the insurance companies and recordkeepers to identify and deter disruptive trading. The Funds also receive periodic reports from the insurance companies and the recordkeepers regarding the implementation of those entities' procedures. Because actions taken to deter disruptive trading may vary, the trading procedures in place may vary depending on the insurance company or recordkeeper for your retirement plan or variable contract. Please see the prospectus for your variable contract or contact your plan recordkeeper for information about the trading procedures applicable to you. In addition, the Funds monitor the aggregate cash flows received from insurance companies and recordkeepers in an effort to identify any unusual aggregate flows that may indicate disruptive trading activity. The Funds also employ fair value pricing procedures to deter disruptive trading.

     Although the Funds will endeavor to ensure that each insurance company or recordkeeper has policies and procedures to identify and deter disruptive trading, the Funds cannot guarantee the success of such procedures. Therefore, it is possible that some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading.

     The Funds reserve the right to refuse to sell shares to a separate account or retirement plan if such sales are not in the Funds' best interests. For example, a Fund may reject all or part of a purchase order from a separate account or retirement plan when the order (or a portion of it) might be due to disruptive trading or might be an attempt to arbitrage the changing value of a Fund's assets between daily pricings.

DISTRIBUTIONS

     Each Fund distributes substantially all of its net investment income, if any, and all of its net realized capital gains from selling securities. These distributions are automatically reinvested in additional shares of the Fund.

OTHER INFORMATION

CLASSES OF SHARES

     Each Fund currently offers two classes of shares, one of which, the R Shares, is offered by this prospectus. R Shares are available only in connection with investments under certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code) that require a fee from Fund assets to procure distribution and administration services to plan participants. The other class, I Shares, are offered only in connection with investments under variable annuity contracts, variable life insurance contracts, and certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code).

ADMINISTRATIVE SERVICES FEE

     The Manager receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the Shares of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the Shares. The Manager expects to use all or a significant portion of this fee to compensate retirement plan service providers for providing these services to plan participants.

DISTRIBUTION FEE

     Under a distribution and service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Shares may pay CitiStreet Equities LLC, the Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Funds. Under the terms of the plan, the Funds are authorized to make payments to CitiStreet Equities LLC for remittance to retirement plan service providers, brokers and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities. Because 12b-1 fees are paid out of the Shares assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

FEDERAL INCOME TAXES

     The tax laws and regulations that apply to qualified retirement plans are complex and vary according to the type of plan and its terms and conditions. In many cases, qualified retirement plans enjoy a tax-advantaged status, so that participants in such a plan will not be taxed on their interests in the plan until they receive a distribution or payment from it. If you participate in a qualified retirement plan that invests in the Funds, you should consult a qualified tax adviser to learn about your specific tax situation.

MONITORING FOR POSSIBLE CONFLICT

     The Funds sell shares to fund variable annuity contracts, to fund variable life insurance contracts, and to qualified retirement plans. It is possible that the interests of variable life insurance policy owners, variable annuity contract owners, and participants in qualified retirement plans could conflict in a material way. The Funds will monitor the situation and, in the event that a material conflict did develop, would determine what action to take in response.

FINANCIAL HIGHLIGHTS

     The financial highlights table is meant to help you understand the Funds' financial performance since the R Shares commenced operations on October 1, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or loss on an investment in the Fund assuming reinvestment of all dividends and distributions. KPMG LLP has audited the information, and its report, along with the Funds' financial statements, appear in the Annual Report, which we will send you on request. To learn how to obtain the Annual Report and other information about the Funds, see the back cover.

Financial Highlights
CitiStreet Funds, Inc.

                                                                       International Stock Fund -- R Shares
                                                              -------------------------------------------------------
                                                                     Year ended                 For the period
                                                                    December 31,               October 1, 2002
                                                              ------------------------   (commencement of operations)
                                                                 2004          2003          to December 31, 2002
                                                              -----------   ----------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................    $ 11.92       $ 9.27                $ 8.67
                                                                -------       ------                ------
OPERATIONS
 Net investment income (loss)(1)............................       0.11+        0.01+                (0.01)
 Net realized and unrealized gain on investments............       1.59         2.71                  0.61
                                                                -------       ------                ------
 Total from investment operations...........................       1.70         2.72                  0.60
                                                                -------       ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................      (0.13)       (0.07)                   --
 Distributions from net realized gains on investments.......         --           --                    --
                                                                -------       ------                ------
 Total distributions........................................      (0.13)       (0.07)                   --
                                                                -------       ------                ------
NET ASSET VALUE
 End of period..............................................    $ 13.49       $11.92                $ 9.27
                                                                =======       ======                ======
TOTAL RETURN(2).............................................      14.47%       29.49%                 6.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................    $12,545       $3,793                $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements)..........................................       1.24%        1.24%                 1.25%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................       1.24%        1.24%                 1.25%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       1.23%        1.24%                 1.25%(3)
 Ratios of net investment income (loss) to average net
   assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................       0.93%        0.20%                (0.51)%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       0.94%        0.20%                (0.51)%(3)
 Portfolio turnover rate....................................      48.47%       48.31%                54.15%(4)
---------------------------------------------------------------------------------------------------------------------

   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.
   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
   (3) Annualized.
   (4) Represents portfolio turnover for the fund for the entire year.
    +  Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                                       Small Company Stock Fund -- R Shares
                                                              ------------------------------------------------------
                                                                    Year ended                 For the period
                                                                   December 31,               October 1, 2002
                                                              -----------------------   (commencement of operations)
                                                                 2004         2003          to December 31, 2002
                                                              ----------   ----------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................    $12.12       $ 8.50                 $ 8.19
                                                                ------       ------                 ------
OPERATIONS
 Net investment income (loss)(1)............................     (0.01)+      (0.01)+                 0.01
 Net realized and unrealized gain on investments............      1.78         3.63                   0.30
                                                                ------       ------                 ------
 Total from investment operations...........................      1.77         3.62                   0.31
                                                                ------       ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................        --        (0.00)(5)                 --
 Distributions from net realized gains on investments.......        --           --                     --
                                                                ------       ------                 ------
 Total distributions........................................        --        (0.00)                    --
                                                                ------       ------                 ------
NET ASSET VALUE
 End of period..............................................    $13.89       $12.12                 $ 8.50
                                                                ======       ======                 ======
TOTAL RETURN(2).............................................     14.60%       42.64%                  3.79%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................    $9,593       $2,916                 $    1
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................      1.09%        1.14%                  1.11%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................      1.09%        1.14%                  1.11%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................      1.09%        1.14%                  1.11%(3)
 Ratios of net investment income (loss) to average net
   assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     (0.10)%      (0.10)%                 0.20%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     (0.10)%      (0.10)%                 0.20%(3)
 Portfolio turnover rate....................................     54.17%       83.46%                 52.35%(4)
--------------------------------------------------------------------------------------------------------------------

   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.
   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of period, all dividends and distributions are reinvested and redemptions on the last day of the period. Total return is not annualized for periods of less than one year.
   (3) Annualized.
   (4) Represents portfolio turnover for the fund for the entire year.
   (5) Amount is less than $.005 per share.
    +  Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                                   Large Company Stock Fund -- R Shares
                                                              -----------------------------------------------
                                                                 Year ended             For the period
                                                                December 31,           October 1, 2002
                                                              ----------------   (commencement of operations)
                                                               2004      2003        to December 31, 2002
                                                              -------   ------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................  $ 10.64   $ 8.38              $ 7.76
                                                              -------   ------              ------
OPERATIONS
 Net investment income(1)...................................     0.12+    0.04+               0.01
 Net unrealized and unrealized gain on investments..........     0.90     2.28                0.61
                                                              -------   ------              ------
                                                                 1.02     2.32                0.62
                                                              -------   ------              ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................    (0.06)   (0.06)                 --
 Distributions from net realized gains on investments.......       --       --                  --
                                                              -------   ------              ------
 Total distributions........................................    (0.06)   (0.06)                 --
                                                              -------   ------              ------
NET ASSET VALUE
 End of period..............................................  $ 11.60   $10.64              $ 8.38
                                                              =======   ======              ======
TOTAL RETURN(2).............................................     9.64%   27.71%               7.99%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)....................  $21,259   $6,516              $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     0.99%    0.98%               1.05%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................     0.99%    0.98%               1.05%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     0.97%    0.96%               1.05%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     1.08%    0.72%               0.59%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     1.10%    0.74%               0.59%(3)
 Portfolio turnover rate....................................    37.75%   26.89%              60.04%(4)
-------------------------------------------------------------------------------------------------------------

   (1) Net of expense reimbursements, repayments and directed brokerage arrangements.
   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
   (3) Annualized.
   (4) Represents portfolio turnover for the fund for the entire year.
    +  Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                                     Diversified Bond Fund -- R Shares
                                                              ------------------------------------------------
                                                                 Year ended              For the period
                                                                December 31,            October 1, 2002
                                                              -----------------   (commencement of operations)
                                                               2004      2003         to December 31, 2002
                                                              -------   -------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................  $ 11.65   $ 11.55             $ 11.32
                                                              -------   -------             -------
OPERATIONS
 Net investment income(1)...................................     0.41+     0.23+               0.11+
 Net realized and unrealized gain on investments............     0.09      0.36                0.12
                                                              -------   -------             -------
 Total from investment operations...........................     0.50      0.59                0.23
                                                              -------   -------             -------
DISTRIBUTIONS
 Dividends from net investment income.......................    (0.36)    (0.49)                 --
 Distributions from net realized gains on investments.......       --        --                  --
                                                              -------   -------             -------
 Total distributions........................................    (0.36)    (0.49)                 --
                                                              -------   -------             -------
NET ASSET VALUE
 End of period..............................................  $ 11.79   $ 11.65             $ 11.55
                                                              =======   =======             =======
TOTAL RETURN(2).............................................     4.30%     5.24%               2.03%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................  $28,343   $ 7,898             $     2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     0.89%     0.90%               0.91%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................     0.89%     0.90%               0.91%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     0.89%     0.90%               0.91%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     3.50%     3.54%               3.94%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     3.50%     3.54%               3.94%(3)
 Portfolio turnover rate....................................   125.02%   197.49%             211.37%(4)
--------------------------------------------------------------------------------------------------------------

   (1) Net of expense reimbursements, repayment and directed brokerage arrangements.
   (2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns are not annualized for periods of less than one year.
   (3) Annualized.
   (4) Represents portfolio turnover for the fund for the entire year.
    +  Calculated using the average share method.

  WHERE TO OBTAIN ADDITIONAL INFORMATION

You can obtain additional information about CitiStreet Funds, Inc. free upon request, including the following:

The ANNUAL REPORT TO SHAREHOLDERS and SEMI-ANNUAL REPORT TO SHAREHOLDERS describe the Funds' performance and list what securities each Fund held during the last year or half year. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the last year.

The STATEMENT OF ADDITIONAL INFORMATION contains additional information about CitiStreet Funds, Inc. and about the Funds' investment strategies and policies. This prospectus incorporates the Statement of Additional Information by reference, which means that the Statement of Additional Information is legally considered a part of the prospectus.

To obtain these documents, or for other inquiries about CitiStreet Funds, Inc.:

-  Call 1-800-242-7884.

-  Write to CitiStreet Funds, Inc., 400 Atrium Drive, Somerset, NJ 08873-4172.

To request other information about CitiStreet Funds, Inc., or to make shareholder inquiries, please contact the Funds at the same address and phone number.

In addition, you may obtain access to text-only versions of these documents through the Securities and Exchange Commission:

- You may visit the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for more information.

- You may visit the Securities and Exchange Commission's Internet site at http://www.sec.gov.

- You may also obtain copies of these documents, upon payment of a duplication fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

                         [THE CITISTREET FUNDS GRAPHIC]

             (c)Copyright 1993-2005 CitiStreet Funds Management LLC
7-PO43-BKT(4/05)                  CitiStreet Funds, Inc., SEC File No. 811-07450